                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Liquid Asset Fund Inc.

     In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended August 31, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: October 20, 2003                                       Ronald E. Robison
                                                     Principal Executive Officer


A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Liquid Asset Fund Inc. and will be retained by Morgan Stanley Liquid Asset Fund Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Liquid Asset Fund Inc.

     In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended August 31, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: October 20, 2003                                      Francis Smith
                                                     Principal Financial Officer


A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Liquid Asset Fund Inc. and will be retained by Morgan Stanley Liquid Asset Fund Inc. and furnished to the Securities and Exchange Commission or its staff upon request.